EXHIBIT 99.1

PRESS RELEASE Nov. 22, 2021

Arrowhead Pharmaceuticals Reports Fiscal 2021 Year End Results

-	Conference Call and Webcast Today, November 22, 2021 at 4:30 p.m. ET

PASADENA, Calif., Nov. 22, 2021 — Arrowhead Pharmaceuticals, Inc. (NASDAQ: ARWR) today announced financial results for its fiscal year ended September 30, 2021. The company is hosting a conference call today, November 22, 2021, at 4:30 p.m. ET to discuss the results.

Conference Call and Webcast Details

Investors may access a live audio webcast on the Company's website at http://ir.arrowheadpharma.com/events.cfm. For analysts that wish to participate in the conference call, please dial 855-215-6159 or 315-625-6887 and provide Conference ID 8074256.

A replay of the webcast will be available on the company’s website approximately two hours after the conclusion of the call and will remain available for 90 days. An audio replay will also be available approximately two hours after the conclusion of the call and will be available for 3 days. To access the audio replay, dial 855-859-2056 or 404-537-3406 and provide Conference ID 8074256.

Selected Recent Events

•

Entered into an exclusive license agreement with GlaxoSmithKline (GSK) under which GSK will develop and commercialize ARO-HSD, Arrowhead’s investigational RNA interference (RNAi) therapeutic in a Phase 1/2 trial that is currently being developed as a treatment for patients with nonalcoholic steatohepatitis (NASH)

•	Presented new clinical data at The Liver Meeting, the Annual Meeting of the American Association for the Study of Liver Disease (AASLD), for the following investigational candidates:

o	JNJ-73763989 (JNJ-3989), formerly called ARO-HBV, being developed by collaborator Janssen Pharmaceuticals, Inc., one of the Janssen Pharmaceutical Companies of Johnson & Johnson (Janssen)
o	ARO-HSD, the investigational RNAi therapeutic being developed as a treatment for patients with NASH and recently licensed to GSK
o

ARO-AAT, also known as TAK-999, the investigational RNAi therapeutic being co-developed with Takeda Pharmaceutical Company Limited as a treatment for the rare genetic liver disease associated with alpha-1 antitrypsin deficiency

•

Presented additional Phase 1/2 clinical data on ARO-APOC3, the investigational RNA RNAi therapeutic targeting apolipoprotein C-III (APOC3) being developed as a treatment for patients with hypertriglyceridemia, severe hypertriglyceridemia, and familial chylomicronemia syndrome, at the American Heart Association (AHA) Scientific Sessions 2021

•	Initiated and began dosing patients in AROAPOC3-2002, now called MUIR, a Phase 2b clinical study of ARO-APOC3
•

Initiated and began dosing patients in AROANG3-2001, now called ARCHES-2, a Phase 2b clinical study of ARO-ANG3, the company’s investigational RNAi therapeutic being developed as a treatment for patients with mixed dyslipidemia

•	Received Breakthrough Therapy designation from the U.S. Food and Drug Administration for ARO-AAT
•

Announced that Janssen disclosed its collaboration with Arrowhead on investigational compound JNJ-75220795, which in a Phase 1 clinical study and is designed to reduce expression in the liver of patatin like phospholipase domain containing 3 (PNPLA3) as a potential treatment for patients with NASH

o	Earned a $10 million milestone from Janssen after Janssen dosed the fifth patient in a Phase 1 clinical study

•

Filed a CTA to begin clinical studies of previously undisclosed candidate ARO-C3, an investigational therapeutic designed to reduce production of complement component 3 as a potential therapy for various complement mediated diseases, and hosted a key opinion leader webinar to discuss the complement pathway and the diseases Arrowhead will initially focus on

Selected Fiscal Year 2021 Financial Results

ARROWHEAD PHARMACEUTICALS, INC.
CONSOLIDATED CONDENSED FINANCIAL INFORMATION
(in thousands, except per share amounts)

	Year Ended September 30,
OPERATING SUMMARY	2021	2020
REVENUE	$138,287	$87,992
OPERATING EXPENSES
Research and development	206,342	128,875
General and administrative expenses	80,981	52,276
TOTAL OPERATING EXPENSES	287,323	181,151
OPERATING INCOME (LOSS)	(149,036)	(93,159)
OTHER INCOME/(EXPENSE)	8,188	8,606
NET INCOME (LOSS)	$(140,848)	$(84,553)

NET INCOME (LOSS) PER SHARE (DILUTED)	$(1.36)	$(0.84)
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	103,745	100,722

FINANCIAL POSITION SUMMARY	September 30,	September 30,
	2021	2020
CASH AND CASH EQUIVALENTS	$184,434	$143,583
SHORT-TERM INVESTMENTS AND MARKETABLE SECURITIES	183,355	171,910
LONG-TERM INVESTMENTS	245,595	137,487
TOTAL CASH RESOURCES (CASH AND INVESTMENTS)	613,384	452,980
OTHER ASSETS	96,764	69,524
TOTAL ASSETS	710,148	522,504
TOTAL CURRENT DEFERRED REVENUE	111,055	19,291
TOTAL LONG-TERM DEFERRED REVENUE	131,495	-
OTHER LIABILITIES	58,776	41,434
TOTAL LIABILITIES	301,326	60,725
TOTAL STOCKHOLDERS' EQUITY	408,822	461,779
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$710,148	$522,504

SHARES OUTSTANDING	104,327	102,376

About Arrowhead Pharmaceuticals

Arrowhead Pharmaceuticals develops medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, Arrowhead therapies trigger the RNA interference mechanism to induce rapid, deep, and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.

For more information, please visit www.arrowheadpharma.com, or follow us on Twitter @ArrowheadPharma. To be added to the Company's email list and receive news directly, please visit http://ir.arrowheadpharma.com/email-alerts.

Safe Harbor Statement under the Private Securities Litigation Reform Act:

This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this release except for historical information may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “hope,” “intend,” “plan,” “project,” “could,” “estimate,” or “continue” are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, trends in our business, expectations for our product pipeline or product candidates, including anticipated regulatory submissions and clinical program results, prospects or benefits of our collaborations with other companies, or other characterizations of future events or circumstances are forward-looking statements. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of numerous factors and uncertainties, including the impact of the ongoing COVID-19 pandemic on our business, the safety and efficacy of our product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in our clinical programs, our ability to finance our operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of our scientific studies, our ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in our markets, the enforcement of our intellectual property rights, and the other risks and uncertainties described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. We assume no obligation to update or revise forward-looking statements to reflect new events or circumstances.

Contacts:

Arrowhead Pharmaceuticals, Inc.

Vince Anzalone, CFA

626-304-3400

ir@arrowheadpharma.com

Investors:

LifeSci Advisors, LLC

Brian Ritchie
212-915-2578

britchie@lifesciadvisors.com

www.lifesciadvisors.com

Media:

LifeSci Communications, LLC

Josephine Belluardo, Ph.D.
646-751-4361

jo@lifescicomms.com

www.lifescicommunications.com

Source: Arrowhead Pharmaceuticals, Inc.

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